UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

FISCALNOTE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-396972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW, 6th Floor,

Washington, D.C. 20004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 793-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	NOTE.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “New FiscalNote” and the “Company” refer to FiscalNote Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of New FiscalNote. Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/ Prospectus and such definitions are incorporated herein by reference.

Domestication and Business Combination Transaction

As previously announced, Duddell Street Acquisition Corp. (“DSAC,” and, after the Domestication as described below, “New DSAC”), a Cayman Islands exempted company, previously entered into an agreement and plan of merger, dated as of November 7, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 9, 2022, the “Business Combination Agreement”), by and among DSAC, Grassroots Merger Sub, Inc., a wholly owned subsidiary of DSAC (“Merger Sub”), and FiscalNote Holdings, Inc., a Delaware corporation (“Old FiscalNote”).

At the extraordinary general meeting of the DSAC shareholders held on July 27, 2022 (the “Special Meeting”), the DSAC shareholders considered and approved and adopted, among other matters, the Business Combination Agreement and the other proposals related thereto described in the Proxy Statement/Prospectus (as defined below).

On July 28, 2022, as contemplated by the Business Combination Agreement and described in the section titled “The Domestication Proposal” beginning on page 158 of the final prospectus and definitive proxy statement, dated July 5, 2022 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), DSAC filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of Delaware, pursuant to which DSAC was domesticated and continued as a Delaware corporation, under the name of “FiscalNote Holdings, Inc.” (the “Domestication”).

As a result of, and upon the effective time of the Domestication, among other things, (i) each of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, and each of the issued and outstanding Class B ordinary shares, par value $0.0001 per share, of DSAC converted into one share of Class A common stock, par value $0.0001 per share, of New DSAC (the “New DSAC Class A common stock”); (ii) each issued and outstanding whole warrant of DSAC (the “DSAC warrants”) automatically converted into a warrant to purchase one share of New DSAC Class A common stock (the “New DSAC warrants”) at an exercise price of $11.50 per share on the terms and conditions set forth in the warrant agreement, dated October 28, 2020, between DSAC and Continental Stock Transfer & Trust Company, as warrant agent (the “DSAC Warrant Agreement”); and (iii) each of the issued and outstanding units of DSAC that had not been previously separated into the underlying DSAC Class A ordinary shares and underlying DSAC warrants prior to the Domestication upon the request of the holder thereof was cancelled and entitled the holder thereof to one share of New DSAC Class A common stock and one-half of one New DSAC warrant representing the right to purchase one share of New DSAC Class A Common Stock at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the DSAC Warrant Agreement.

On July 29, 2022 (the “Closing Date”), as contemplated by the Business Combination Agreement and described in the section titled “The Business Combination Proposal” beginning on page 120 of the Proxy Statement/Prospectus, New DSAC consummated the merger transaction contemplated by the Business Combination Agreement (the “Closing”), whereby Merger Sub merged with and into Old FiscalNote, the separate corporate existence of Merger Sub ceasing and Old FiscalNote being the surviving corporation and a wholly owned subsidiary of New DSAC (the “Merger” and, together with the Domestication, the “Business Combination”). In connection with the consummation of the Business Combination, New DSAC changed its name to “FiscalNote Holdings, Inc.” (“New FiscalNote”). The shares of New DSAC Class A common stock and New DSAC warrants described above became Class A common stock of New FiscalNote and New FiscalNote warrants, respectively, upon consummation of the Merger.

Pursuant to the Business Combination Agreement, DSAC acquired all of the outstanding equity interests of Old FiscalNote, other than dissenting shares, in exchange for Per Share Merger Consideration in the form of common stock of New FiscalNote (“New FiscalNote common stock”), plus Per Share Earnout Consideration subject to each Triggering Event. Old FiscalNote stockholders received consideration in the form of shares of Class A common stock, par value $0.0001 per share, of New FiscalNote (“New FiscalNote Class A common stock”) and/or Class B common stock, par value $0.0001 per share, of New FiscalNote (“New FiscalNote Class B common stock”), as determined in accordance with the Business Combination Agreement. Following the Domestication and immediately prior to the consummation of the Business Combination, the holders of outstanding DSAC Class A ordinary shares that did not elect to redeem their shares received a distribution of 0.57 shares of New FiscalNote Class A common stock (the “Bonus Shares”) for each share of New DSAC Class A common stock received in the Domestication. Certain affiliates of the Duddell Street Holdings Limited, a Delaware limited liability company (the “Sponsor”) also received Bonus Shares for each share of New DSAC Class A common stock for which they subscribed pursuant to the Backstop Agreement described herein. The issuances of the Bonus Shares triggered adjustments to the previously outstanding DSAC warrants pursuant to the DSAC Warrant Agreement. Each previously outstanding DSAC warrant (including DSAC warrants held by the Sponsor and its affiliates) adjusted to 1.571 DSAC warrants in proportion to the 10,000,000 share increase in the outstanding shares of New FiscalNote Class A common stock as a result of the issuances of the Bonus Shares, and the exercise price of each DSAC warrant was adjusted to $7.32 per share.

In connection with the Business Combination, holders of 11,408,314 shares of DSAC’s Class A ordinary shares sold in its initial public offering properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from DSAC’s initial public offering, calculated as of the Closing Date, or approximately $10.00 per share and $114.3 million in the aggregate. Accordingly, affiliates of the Sponsor purchased 11,408,314 shares of New DSAC Class A common stock for $114.3 million pursuant to the Backstop Agreement immediately prior to Closing.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and Exhibit 2.2 and incorporated herein by reference.

Sponsor Agreement

As described in the Proxy Statement/Prospectus, in connection with the execution of the Business Combination Agreement, the Sponsor entered into an agreement (the “Sponsor Agreement”) with Old FiscalNote and DSAC pursuant to which the Sponsor agreed, among other things, (i) not to redeem any ordinary shares in DSAC owned by it in connection with the Business Combination, (ii) to vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger) and (iii) to waive any adjustment to the conversion ratio set forth in DSAC’s amended and restated memorandum and articles of association with respect to the Class B ordinary shares of DSAC held by the Sponsor, in each case, on the terms and subject to the conditions set forth in the Sponsor Agreement.

In addition, the Sponsor agreed that (i) all equity interests of DSAC held by the Sponsor immediately after the Effective Time (the “Restricted Securities”) will be subject to a lockup of 180 days from the time at which the Merger became effective (the “Effective Time”) and (ii) 50% of each type of the Restricted Securities held by the Sponsor will be subject to a lockup during the period from the date that is 180 days following after the Effective Time and ending on the first anniversary of the Effective Time, in each case, except to the Permitted Transferees as defined in the Sponsor Agreement.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by the full text of the Sponsor Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Voting and Support Agreement

As described in the Proxy Statement/Prospectus, in connection with the execution of the Business Combination Agreement, certain stockholders of Old FiscalNote (collectively, the “Voting Stockholders”) entered into voting and support agreements (collectively, the “Voting and Support Agreement”) with DSAC and Old FiscalNote, pursuant to which the Voting Stockholders agreed to, among other things, (i) vote in favor of the Business Combination

Agreement and the transactions contemplated thereby, (ii) a lockup of all equity interests of New FiscalNote held by such Voting Stockholder immediately after the Effective Time for a period of 180 days from the Effective Time (or 12 months, in the case of the Co-Founders) and (iii) be bound by certain other covenants and agreements related to the Business Combination. The Voting Stockholders held sufficient shares of FiscalNote to cause the approval of the Business Combination on behalf of Old FiscalNote.

The foregoing description of the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Voting and Support Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Backstop Agreement

As described in the Proxy Statement/Prospectus, in connection with the execution of the Business Combination Agreement, DSAC and certain investment funds affiliated to the Sponsor, including Maso Capital Investments Limited, Blackwell Partners LLC — Series A, and Star V Partners LLC (collectively, the “Backstop Parties”) entered into that certain Backstop Agreement, dated as of November 7, 2021 (as amended by the First Amendment to the Backstop Agreement, dated May 9, 2022, the “Backstop Agreement”) whereby the Backstop Parties agreed, subject to the other terms and conditions included therein, at the Closing, to subscribe for shares of New DSAC Class A common stock in order to fund redemptions by shareholders of DSAC in connection with the Business Combination, in an amount equal to the amount paid out of the Trust Account of DSAC to honor duly exercised redemption rights of up to $175,000,000. The Backstop Parties are additionally entitled to receive Bonus Shares for each share of New DSAC Class A common stock for which they subscribed pursuant to the Backstop Agreement.

The foregoing description of the Backstop Agreement does not purport to be complete and is qualified in its entirety by the full text of the Backstop Agreement, which is attached hereto as Exhibit 10.3 and Exhibit 10.4 and is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the Closing, New FiscalNote entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) among New FiscalNote, the Sponsor, and certain New FiscalNote stockholders. Pursuant to the Registration Rights Agreement, New FiscalNote will, among other matters, be required to register for resale securities held by the stockholders party thereto. In addition, the holders have certain customary “piggyback” registration rights with respect to registrations initiated by New FiscalNote. New FiscalNote will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, New FiscalNote entered into indemnification agreements with each of its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by New FiscalNote of certain expenses and costs relating to claims, suits or proceedings arising from each director or executive officer’s service to New FiscalNote, or, at New FiscalNote’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Second Amended and Restated Credit and Guaranty Agreement

On the Closing Date, FiscalNote, Inc. entered into that certain second amended and restated credit and guaranty agreement (the “Credit Agreement”), with Runway Growth Finance Corp., as administrative agent and collateral agent, the lenders party thereto, and Runway Growth Finance Corp. and Orix Growth Capital LLC, as joint lead arrangers and joint bookrunners, pursuant to which the lenders have made term loans having an aggregate principal balance of $150,000,000. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

The Credit Agreement contains representations, warranties, covenants, terms and conditions customary for transactions of this type. These include covenants limiting Borrower’s, New FiscalNote’s and each of their subsidiaries’ ability, subject to certain exceptions and baskets, to, among other things, (i) incur indebtedness, (ii) incur liens on their assets, (iii) enter into any transaction of merger, consolidation or amalgamation, liquidate, wind up or dissolve, or dispose of all or substantially all of their property or business, (iv) dispose of any of their property, or, issue or sell any shares of a subsidiary’s stock, (v) make any payment or prepayment for any subordinated indebtedness, pay any earn-out payment, seller debt or deferred purchase price payments, or (vi) declare or pay any dividend or make any other distribution,

The Credit Agreement contains certain events of default, including, among others, (i) failure to pay, (ii) breach of representations and warranties, (iii) breach of covenants, subject to any cure periods described therein, and (iv) failure to pay principal or interest on any other material debt. If any event of default occurs and is not cured within applicable grace periods set forth in the Credit Agreement or waived, all loans and other obligations could become due and immediately payable and the facility could be terminated.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Credit Agreement, which is attached hereto as Exhibit A to Exhibit 10.7 and is incorporated herein by reference.

Amendment and Restatement Agreement

On the Closing Date, after giving effect to the Closing, New FiscalNote entered into that certain amendment and restatement agreement (the “Restatement Agreement”), with Runway Growth Finance Corp., as administrative agent and collateral agent, and the lenders party thereto.

Under the Restatement Agreement, New FiscalNote guaranteed all obligations under the Credit Agreement and granted a security interest on substantially all of its assets, subject to certain customary exceptions.

The foregoing description of the Restatement Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Restatement Agreement, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note-Domestication and Business Combination Transaction” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as DSAC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K, and some of the information incorporated herein by reference, includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of New FiscalNote. These statements are based on the beliefs and assumptions of the management of New FiscalNote. Although New FiscalNote believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about:

•	the ability of New FiscalNote to realize the benefits expected from the Business Combination;

•	the ability to maintain the listing of New FiscalNote Class A common stock on the NYSE;

•	New FiscalNote’s ability to raise financing in the future and to comply with restrictive covenants related to long-term indebtedness;

•	New FiscalNote’s ability to retain or recruit, or adapt to changes required in, its co-founders, senior executives, key personnel or directors;

•	factors relating to the business, operations and financial performance of New FiscalNote, including:

•	New FiscalNote’s ability to effectively manage its growth;

•	changes in New FiscalNote’s strategy, future operations, financial position, estimated revenue and losses, forecasts, projected costs, prospects and plans;

•	New FiscalNote’s future capital requirements;

•	demand for New FiscalNote’s services and the drivers of that demand;

•

New FiscalNote’s ability to attract new customers, retain existing customers, expand its products and service offerings with existing customers, expand into geographic markets or identify areas of higher growth;

•	the exposure of New FiscalNote’s CQ Roll Call business to low or declining demand for advertising, events, and similar sponsorships;

•	New FiscalNote’s ability to develop, enhance, and integrate its existing platforms, products, and services;

•

New FiscalNote’s ability to successfully identify acquisition opportunities, make acquisitions on terms that are commercially satisfactory, successfully integrate potential acquired businesses and services, and subsequently grow acquired businesses;

•	New FiscalNote’s reliance on third-party systems that it does not control to integrate with its systems and its potential inability to continue to support integration;

•

potential technical disruptions, cyberattacks, security, privacy or data breaches or other technical or security incidents that affect FiscalNote’s networks or systems or those of its service providers;

•	New FiscalNote’s ability to obtain and maintain accurate, comprehensive, or reliable data to support its products and services;

•	New FiscalNote’s ability to introduce new features, integrations, capabilities, and enhancements to its products and services;

•

New FiscalNote’s ability to maintain and improve its methods and technologies, and anticipate new methods or technologies, for data collection, organization, and analysis to support its products and services;

•	competition and competitive pressures in the markets in which New FiscalNote operates;

•	larger well-funded companies shifting their existing business models to become more competitive with New FiscalNote;

•	New FiscalNote’s ability to protect and maintain its brands;

•	New FiscalNote’s ability to comply with laws and regulations in connection with selling products and services to U.S. and foreign governments and other highly regulated industries;

•	New FiscalNote’s ability to retain or recruit key personnel;

•	New FiscalNote’s ability to effectively maintain and grow its research and development team and conduct research and development;

•

New FiscalNote’s ability to adapt its products and services for changes in laws and regulations or public perception, or changes in the enforcement of such laws, relating to artificial intelligence, machine learning, data privacy and government contracts;

•	New FiscalNote’s ability to adequately protect its proprietary and intellectual property rights;

•	the impact of the COVID-19 pandemic and other similar disruptions in the future;

•	adverse general economic and market conditions reducing spending on New FiscalNote’s products and services;

•	the outcome of any known and unknown litigation and regulatory proceedings;

•	New FiscalNote’s ability to successfully establish and maintain public company-quality internal control over financial reporting;

•	intense competition and competitive pressures from other companies worldwide in the industries in which New FiscalNote operates;

•	litigation and the ability to adequately protect New FiscalNote’s intellectual property rights; and

•	other factors detailed in the Proxy Statement/Prospectus in the section titled “Risk Factors”.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference are more fully described under the heading “Risk Factors” and elsewhere in the Proxy Statement/Prospectus, which is incorporated herein by reference. The risks described in the Proxy Statement/Prospectus under the heading “Risk Factors” are not exhaustive. Other sections of the Proxy Statement/Prospectus describe additional factors that could adversely affect the business, financial condition or results of operations of New FiscalNote. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can New FiscalNote assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements made by New FiscalNote or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. New FiscalNote undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of DSAC prior to the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Other Information Related to DSAC” and that information is incorporated herein by reference. The business of New FiscalNote is described in the Proxy Statement/Prospectus in the section titled “Information about the Parties to the Business Combination-FiscalNote” and “Business of FiscalNote” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to New FiscalNote’s business and operations are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” and that information is incorporated herein by reference. A summary of the risks associated with New FiscalNote’s business and operations is also set forth in the section of the Proxy Statement/Prospectus titled “Summary Risk Factors” which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Old FiscalNote and the Company, which is incorporated by reference. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Summary Historical Financial Information of DSAC,” “DSAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Summary Historical Financial Information of FiscalNote”and “FiscalNote’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are incorporated herein by reference. Reference is further made to the disclosure contained in DSAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed with the SEC on April 14, 2022 and DSAC’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 and filed with the SEC on May 16, 2022, which are incorporated herein by reference.

Facilities

The facilities of New FiscalNote are described in the Proxy Statement/Prospectus in the section titled “Business of FiscalNote-Properties” and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of New FiscalNote common stock as of the Closing Date by:

•	each person who is a named executive officer or director of New FiscalNote;

•	all executive officers and directors of New FiscalNote as a group; and

•	each person who is a beneficial owner of more than 5% of New FiscalNote Class A common stock or New FiscalNote Class B common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, New FiscalNote believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership of New FiscalNote common stock is based on 121,449,403 shares of New FiscalNote Class A common stock and 8,290,921 shares of New FiscalNote Class B common stock issued and outstanding immediately following the consummation of the Business Combination.

	New FiscalNote Class A common stock	New FiscalNote Class B common stock	% of Total Common Stock	% of Total Voting Power
Directors and Executive Officers of New FiscalNote(1)
Timothy Hwang(2)	2,117,904	7,108,623	7.00%	54.36%
Gerald Yao(3)	34,126	1,182,298	*	9.00%
Michael J. Callahan(4)	89,025	—	*	*
Key Compton(5)	742,521	—	*	*
Vibha Jain Miller	—	—	—	—
Stanley McChrystal(6)	130,570	—	*	*
Keith Nilsson(7)	13,709,031	—	10.56%	4.17%
Anna Sedgley(8)	21,019	—	*	*
Brandon Sweeney(9)	89,025	—	*	*
Conrad Yiu(10)	1,482,941	—	1.14%	*
Jon Slabaugh(11)	64,987	—	*	*
Josh Resnik(12)	109,201	—	*	*
Krystal Putman-Garcia(13)	29,154	—	*	*
Reed Fawell(14)	107,496	—	*	*
Manoj Jain(15)	43,106,587	—	29.96%	13.11%
All Directors and Executive Officers of New FiscalNote as a Group (15 Individuals)	61,833,587	8,290,921	42.15%	68.98%
5% Beneficial Owners of New FiscalNote
Sponsor, Maso Capital Investments Limited, Blackwell Partners LLC — Series A and Star V Partners LLC(15)	43,106,587	—	29.96%	13.11%
GPO FN Noteholder LLC(16)	7,781,723	—	6.00%	2.37%

*	Less than one percent.
**

Percentage of total voting power represents voting power with respect to all shares of New FiscalNote Class A common stock and New FiscalNote Class B common stock, as a single class. Each share of New FiscalNote Class B common stock is entitled to 25 votes per share and each share of New FiscalNote Class A common is be entitled to one vote per share. For more information about the voting rights of New FiscalNote common stock, see “Description of New FiscalNote Securities” in the Proxy Statement/Prospectus.

(1)	The business address of each of these stockholders (other than Mr. Jain) is 1201 Pennsylvania Avenue NW, 6th Floor, Washington, D.C. 20004.
(2)

Reflects (i) 7,108,623 shares held by Timothy T. Hwang, as Trustee of the Timothy T. Hwang Revocable Trust, originally dated January 10, 2019 ( “Hwang Trust”), over which Mr. Hwang has sole voting and dispositive power and (ii) 2,117,904 shares over which the Hwang Trust has the right to acquire dispositive power upon the exercise of options exercisable as of or within 60 days.

(3)

Reflects (i) 1,099,208 shares held by the Gerald Yao Revocable Trust, dated January 10, 2019 (“Yao Trust”), over which Mr. Yao is trustee and in such capacity holds sole voting and dispositive power, (ii) 83,090 shares held by the Gerald Yao 2021 GRAT, over which Mr. Yao is trustee and in such capacity holds sole voting and dispositive power over the shares, and (iii) 34,126 shares held by the Yao Trust, over which Mr. Yao has the right to acquire dispositive power upon the exercise of options exercisable as of or within 60 days.

(4)

Reflects (i) 59,350 shares underlying options over which Mr. Callahan has the right to acquire dispositive power upon the exercise of options and (ii) 29,675 shares underlying restricted stock units over which Mr. Callahan has the right to acquire dispositive power upon the settlement of restricted stock units, each exercisable or vesting as of or within 60 days.

(5)

Reflects (i) 21,019 shares over which Mr. Compton has the right to acquire dispositive power upon the settlement of restricted stock units vesting as of or within 60 days, (ii) 690,637 shares beneficially owned by Global Public Offering Master Fund, L.P. (“GPO Master Fund”) and (iii) 30,865 shares beneficially owned by Urgent Capital LLC (“Urgent Capital”). Global Public Offering Fund GP, LLC (“GPO Fund”) is the general partner of GPO Master Fund. Mr. Compton is a managing director of Urgent International Inc. (“Urgent”), which is the owner and operator of GPO Master Fund and its affiliated entities and the investment advisor for GPO Master Fund and the owner and operator of Urgent Capital. As such, Mr. Compton may be deemed to have voting and dispositive power over the shares held by GPO Master Fund and Urgent Capital. The address for GPO Master Fund and Urgent Capital is c/o Urgent International Inc., 27 Great Jones Street, Suite 6W, New York, New York 10012.

(6)	Reflects (i) 71,220 shares and (ii) 59,350 shares over which Mr. McChrystal has the right to acquire dispositive power upon the settlement of restricted stock units vesting as of or within 60 days.
(7)

Reflects (i) 59,350 shares over which Mr. Nilsson has the right to acquire dispositive power upon the settlement of restricted stock units vesting as of or within 60 days; (ii) 6,345,702 shares beneficially owned by Visionnaire Ventures Fund I, LP (“Visionnaire”); (iii) 2,123,155 shares beneficially owned by Xplorer Capital Fund III L.P. (“Xplorer”); (iv) 2,629,239 shares beneficially owned by XC FiscalNote-A, LLC (“XC-A”); (v) 2,250,000 shares beneficially owned by XC FiscalNote-B, LLC (“XC-B”); and (vi) 301,585 shares beneficially owned by Xplorer Capital (“Capital”). Mr. Nilsson is managing partner of Visionnaire and may be deemed to have voting and dispositive power over the shares held by Visionnaire. Mr. Nilsson is managing partner of Xplorer and Capital and may be deemed to have voting and dispositive power over the shares held by Xplorer and Capital. Mr. Nilsson is managing director of XC-A and XC-B and may be deemed to have voting and dispositive power over the shares. The address for each of these entities is 1300 El Camino Real, Suite 100, Menlo Park, California 94025.

(8)	Reflects 21,019 shares over which Ms. Sedgley has the right to acquire dispositive power upon the settlement of restricted stock units vesting as of or within 60 days.
(9)

Reflects (i) 59,350 shares underlying options over which Mr. Sweeney has the right to acquire dispositive power upon the exercise of options and (ii) 29,675 shares underlying restricted stock units over which Mr. Sweeney has the right to acquire dispositive power upon settlement of restricted stock units, each exercisable or vesting as of or within 60 days.

(10)

Reflects (i) 25,965 shares over which Mr. Yiu has the right to acquire dispositive power upon the settlement of restricted stock units vesting as of or within 60 days and (ii) 1,456,976 shares beneficially owned by SkyOne Capital Pty Ltd. (“SkyOne”). Mr. Yiu is a director of SkyOne, which entity is the trustee of funds affiliated with and/or managed by AS1 Growth Partners Pty Ltd where Mr. Yiu serves as a partner, and in such capacity may be deemed to have voting and dispositive power over such shares. The address for SkyOne is Level 16, 88 Phillip Street, Aurora Place, Sydney, NSW 2000, Australia.

(11)	Reflects 64,987 shares over which Mr. Slabaugh has the right to acquire dispositive power upon the exercise of options as of or within 60 days.
(12)	Reflects 109,201 shares over which Mr. Resnik has the right to acquire dispositive power upon the exercise of options as of or within 60 days after.
(13)	Reflects 29,154 shares over which Ms. Putman-Garcia has the right to acquire dispositive power upon the exercise of options as of or within 60 days.
(14)	Reflects 107,496 shares over which Mr. Fawell has the right to acquire dispositive power upon the exercise of options as of or within 60 days.
(15)

The Sponsor, Maso Capital Investments Limited (“MCIL”), Blackwell Partners LLC — Series A (“BW”) and Star V Partners LLC (“SV”) are the beneficial owners of the shares reported herein. Maso Capital Offshore Limited (“MCOL” is the sole member and manager of the Sponsor and has voting and investment discretion with respect to the common shares held of record by the Sponsor. Maso Capital Partners Limited (“MCPL”) is the investment manager of each of MCIL, BW and SV and has voting and investment discretion with respect to the common shares held of record by those entities. Manoj Jain, Sohit Khurana and Allan Finnerty are the directors of MCOL and Manoj Jain and Sohit Khurana are the directors of MCPL, and may be deemed to have shared voting and dispositive power over the shares. Each such person disclaims any beneficial ownership of such shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Accordingly, all of the shares held by our sponsor may be deemed to be beneficially held by Maso Capital Offshore Limited. The business address of this stockholder is 8/F Printing House, 6 Duddell Street, Hong Kong.

(16)

GPO FN Noteholder LLC is the beneficial owner of the shares reported herein. Stonehill Capital Management LLC (“SCM”) is the manager of GPO FN Noteholder LLC and has voting and investment discretion with respect to the shares held of record by GPO FN Noteholder LLC. SCM disclaims beneficial ownership of such shares. Mr. John Motulsky, Mr. Jonathan Sacks, Mr. Peter Sisitsky, Mr. Michael Thoyer, Mr. Michael Stern and Mr. Samir Arora (collectively, the “Members”) are the managing members of SCM and may be deemed to have shared voting and dispositive power over the shares. The Members disclaim beneficial ownership of such shares except to the extent of any pecuniary interest therein. The business address of this stockholder is 320 Park Avenue, 26th Floor, New York, NY 10022.

Directors and Executive Officers

The Company’s directors and executive officers, composition of the committees of the Board and information with respect to the independence of the Board after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “New FiscalNote Management After the Business Combination” and that information is incorporated herein by reference.

Executive Compensation

Executive Compensation

A description of the compensation of the named executive officers of DSAC before the consummation of the Business Combination and the named executive officers of New FiscalNote after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Other Information Related to DSAC-Executive Compensation and Director Compensation,” “FiscalNote’s Executive and Director Compensation” and “New FiscalNote Management After the Business Combination,” respectively, and that information is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of DSAC before the consummation of the Business Combination and the directors of New FiscalNote after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Other Information Related to DSAC-Executive Compensation and Director Compensation,” “FiscalNote’s Executive and Director Compensation” and “New FiscalNote Management After the Business Combination,” respectively, and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

A description of the compensation committee interlocks and insider participation of the Company is set forth in the Proxy Statement/Prospectus in the section titled “New FiscalNote Management After the Business Combination-Compensation Committee Interlocks and Insider Participation” and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions, and Director Independence

Certain relationships and related party transactions of DSAC are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

A description of the Company’s independent directors is contained in the Proxy Statement/Prospectus in the section titled “New FiscalNote Management After the Business Combination—Independence of the Board of Directors” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Other Information Related to DSAC—Legal Proceedings”and “Business of FiscalNote—Legal Proceedings” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information, Holders of Record and Dividends

Information about the ticker symbol, number of stockholders and dividends for DSAC’s securities is set forth in the Proxy Statement/Prospectus in the section titled “Market Price, Ticker Symbol and Dividend Information” and such information is incorporated herein by reference.

As of the Closing Date, there were approximately 770 holders of record of New FiscalNote’s Class A common stock, approximately two holders of record of New FiscalNote’s Class B common stock and approximately two holders of record of New FiscalNote’s public warrants to purchase New FiscalNote Class A common stock.

New FiscalNote’s Class A common stock and warrants began trading on the NYSE under the symbols “NOTE” and “NOTE.WS”, respectively, on August 1, 2022. DSAC’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from Nasdaq.

New FiscalNote has not paid any cash dividends on shares of its Class A common stock to date. The payment of cash dividends in the future will be dependent upon its revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “The Long-Term Incentive Plan Proposal” and “The ESPP Proposal,” which are incorporated herein by reference. The FiscalNote Holdings, Inc. 2022 Long-Term Incentive Plan (the “2022 Plan”) and the FiscalNote Holdings, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”) were approved by DSAC’s shareholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of New FiscalNote’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New FiscalNote Securities” and that information is incorporated herein by reference. As described below, the Company’s Amended and Restated Certificate of Incorporation was approved by DSAC’s shareholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 29, 2022, in connection with the Closing, DSAC filed a Form 25 to voluntarily delist its units, Class A ordinary shares and warrants from the Nasdaq Stock Market.

Item 3.02.	Unregistered Sales of Equity Securities.

In connection with the execution of the Business Combination Agreement, DSAC and the Backstop Parties entered the Backstop Agreement, pursuant to which the Backstop Parties, at the Closing, subscribed for an aggregate of 11,433,109 shares of New FiscalNote Class A common stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $114,331,090, and additionally received an aggregate of 6,533,205 Bonus Shares in connection therewith. Such Backstop Shares were issued pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(a)(2) and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Domestication and immediately prior to the consummation of the Business Combination, DSAC filed a certificate of incorporation with the Secretary of State of the State of Delaware. The material terms of the certificate of incorporation and the general effect upon the rights of holders of DSAC’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “The Domestication Proposal” beginning on page 158, “The Governing Documents Proposal” beginning on page 161 and “The Advisory Governing Documents Proposals” beginning on page 163, which are incorporated by reference herein.

As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New FiscalNote is the successor issuer to DSAC and has succeeded to the attributes of DSAC as the registrant. In addition, the shares of common stock of New FiscalNote, as the successor to DSAC, are deemed to be registered under Section 12(b) of the Exchange Act.

Certificate of Incorporation and Bylaws of New FiscalNote

Upon the effectiveness of the Domestication, DSAC’s memorandum and articles of association in effect immediately prior to the Domestication were replaced with the certificate of incorporation and bylaws of New DSAC, which continued in effect through the Closing as the certificate of incorporation and bylaws of New FiscalNote. The bylaws of New FiscalNote contain provisions that are consistent with New FiscalNote’s certificate of incorporation.

The shareholders of DSAC approved these amendments at the Special Meeting. The foregoing summary is qualified in its entirety by reference to the full text of the certificate of incorporation of New FiscalNote, which is included as Exhibit 3.1 hereto, and the bylaws of New FiscalNote, which is included as Exhibit 3.2 hereto, all of which are incorporated herein by reference.

The material terms of each of New FiscalNotes’s certificate of incorporation and bylaws and the general effect upon the rights of holders of New FiscalNote’s capital stock are included in the Proxy Statement/Prospectus Statement under the sections titled “The Domestication Proposal,” “The Governing Documents Proposal,” “The Advisory Governing Documents Proposals” and “Description of the New FiscalNote Securities,” which are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors; Appointment of Certain Officers

The information contained in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference.

Effective as of the Closing, the following people were appointed as directors of the Company:

•	Class I directors: Key Compton, Timothy Hwang and Stanley McChrystal;

•	Class II directors: Michael J. Callahan, Manoj Jain, Keith Nilsson and Gerald Yao; and

•	Class III directors: Anna Sedgley, Brandon Sweeney and Conrad Yiu.

Effective as of the Closing, the executive officers of the Company are:

•	Timothy Hwang, Chief Executive Officer;

•	Gerald Yao, Chief Strategy Officer, Global Head of ESG;

•	Jon Slabaugh, Chief Financial Officer and Senior Vice President of Corporate Development;

•	Josh Resnik, President, General Counsel and Chief Operating Officer;

•	Krystal Putman-Garcia, Chief Marketing Officer and General Manager of Advocacy;

•	Reed Fawell, Senior Vice President and Chief Revenue Officer; and

•	Vibha Jain Miller, Senior Vice President of People and Diversity, Equality, Inclusion, Belonging and Accessibility.

Reference is made to the disclosure described in the Proxy Statement/Prospectus Statement in the section titled “New FiscalNote Management After the Business Combination” for biographical information about each of the directors and officers following the Business Combination, which is incorporated herein by reference.

2022 Long-Term Incentive Plan

On the Closing Date, the 2022 Plan became effective. The 2022 Plan is described in greater detail in the section of the Proxy Statement/Prospectus titled “The Long-Term Incentive Plan Proposal,” which is incorporated herein by reference.

The foregoing description of the 2022 Plan, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2022 Plan, which is included herein as Exhibit 10.9 and is incorporated herein by reference.

2022 Employee Stock Purchase Plan

On the Closing Date, the ESPP became effective. The ESPP is described in greater detail in the section of the Proxy Statement/Prospectus titled “The ESPP Proposal,” which is incorporated herein by reference.

The foregoing description of the ESPP, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ESPP, which is included herein as Exhibit 10.10 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by DSAC’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the sections titled “The Business Combination Proposal” and “The Business Combination Agreement” beginning on page 120 and 151, respectively, of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 8.01.	Other Events.

By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to DSAC and has succeeded to the attributes of DSAC as the registrant, including DSAC’s SEC file number (001-39672) and CIK Code (1823466). The Company’s Class A common stock and public warrants are deemed to be registered under Section 12(b) of the Exchange Act, and the Company will hereafter file reports and other information with the SEC using DSAC’s SEC file number (001-39672).

The Company’s Class A common stock and public warrants are listed for trading on The New York Stock Exchange under the symbols “NOTE” and “NOTE.WS”, respectively, and the CUSIP numbers relating to the Company’s Class A common stock and public warrants are 337655 104 and 337655 112, respectively.

Holders of uncertificated shares of DSAC’s Class A common stock immediately prior to the Business Combination have continued as holders of shares of uncertificated shares of New FiscalNote Class A common stock.

Holders of DSAC’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that the Company is the successor to DSAC.

On July 29, 2022, the Company issued a press release announcing the closing of the Business Combination. The press release is attached hereto as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Old FiscalNote for the years ended December 31, 2021 and 2020 were filed as part of the Proxy Statement/Prospectus and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Old FiscalNote for the three months ended March 31, 2022 and 2021 were filed as part of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial balance sheet as of March 31, 2022 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2022 and the year ended December 31, 2021 of the Company are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description

2.1†#	Agreement and Plan of Merger, dated as of November 7, 2021, by and among Duddell Street Acquisition Corp., Grassroots Merger Sub, Inc. and FiscalNote Holdings, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus).

2.2	First Amendment to Agreement and Plan of Merger, dated as of May 9, 2022 by and among Duddell Street Acquisition Corp., Grassroots Merger Sub, Inc. and FiscalNote Holdings, Inc. (incorporated by reference to Annex A-2 to the Proxy Statement/Prospectus).

3.1*	Certificate of Incorporation of New FiscalNote.

3.2*	Bylaws of New FiscalNote.

4.1	Warrant Agreement, dated as of October 28, 2020, by and among Duddell Street Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of DSAC’s Current Report on Form 8-K filed with the SEC on November 2, 2020).

10.1	Sponsor Agreement, dated as of November 7, 2021, by and among Duddell Street Holdings Limited, FiscalNote Holdings, Inc., Duddell Street Acquisition Corp. and certain of its shareholders (incorporated by reference to Exhibit 10.1 of DSAC’s Current Report on Form 8-K filed with the SEC on November 8, 2021).

10.2	Voting and Support Agreement, dated as of November 7, 2021, by and among Duddell Street Acquisition Corp., FiscalNote Holdings, Inc. and certain Equityholders of FiscalNote Holding, Inc. (incorporated by reference to Exhibit 10.3 of DSAC’s Current Report on Form 8-K filed with the SEC on November 8, 2021).

10.3	Backstop Agreement, dated as of November 7, 2021, by and among Duddell Street Acquisition Corp. and certain funds affiliated with the Sponsor (incorporated by reference to Exhibit 10.9 of the Proxy Statement/Prospectus).

10.4	First Amendment to Backstop Agreement, dated as of May 9, 2022, by and among Duddell Street Acquisition Corp. and certain funds affiliated with the Sponsor (incorporated by reference to Exhibit 10.22 of the Proxy Statement/Prospectus).

10.5*	Amended and Restated Registration Rights Agreement, dated as of July 29, 2022, by and among New FiscalNote, Duddell Street Holdings Limited and the other Holders signatory thereto.

10.6*	Form of Indemnification Agreement.

10.7*#	Amendment and Restatement Agreement, dated as of July 29, 2022, by and among FiscalNote, Inc., the other borrowers party thereto, the guarantors party thereto, Runway Growth Finance Corp., as administrative agent and collateral agent, and the lenders party thereto.

Exhibit Number	Description

10.8*‡	Amended and Restated Security Agreement, dated as of October 19, 2020, by and among the persons listed on the signature pages thereto as “Grantors” and those additional entities that thereafter become parties thereto by executing the form of Joinder attached thereto as Annex 1, and Runway Growth Credit Fund Inc., as administrative agent and collateral agent for the lenders.

10.9*+	FiscalNote Holdings, Inc. 2022 Long-Term Incentive Plan.

10.10*+	FiscalNote Holdings, Inc. 2022 Employee Stock Purchase Plan.

10.11*+	Form of FiscalNote Holdings, Inc. Performance-Based Restricted Stock Unit Award under the FiscalNote Holdings, Inc. 2022 Long-Term Incentive Plan.

10.12*+	Form of FiscalNote Holdings, Inc. Restricted Stock Unit Award under the FiscalNote Holdings, Inc. 2022 Long-Term Incentive Plan.

10.13*+	Form of FiscalNote Holdings, Inc. Stock Option Award under the FiscalNote Holdings, Inc. 2022 Long-Term Incentive Plan.

21.1*	List of Subsidiaries.

99.1*	Press Release.

99.2*	Unaudited pro forma condensed combined financial information of the Company.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

#

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

‡	Certain confidential information contained in this Exhibit has been omitted because it is (i) not material and (ii) of the type that the registrant treats as private or confidential.
+	Indicates a management contract or compensatory plan.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

By:	/s/ Timothy Hwang
Name:	Timothy Hwang
Title:	Chief Executive Officer

Date: August 2, 2022